UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-02978
Morgan Stanley Focus Growth Fund
(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036
(Address of principal executive offices)       (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: December 31, 2009
Date of reporting period: June 30, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Focus Growth Fund performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended June 30, 2009

Total Return for the 6 Months Ended June 30, 2009

				Russell	Lipper
				1000®	Large-Cap
				Growth	Growth Funds
Class A	Class B	Class C	Class I	Index[1]	Index[2]
30.13%	29.66%	29.60%	30.26%	11.53%	12.33%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

In the first half of 2009, the stock market appeared to reach a bottom on March 9 as investors began to anticipate stabilization in the U.S. economy. The rate of decline in some economic data points began to slow, credit conditions improved and new plans announced by the Treasury and Federal Reserve were well received by investors. Corporate news also bolstered sentiment as two large banks reported profitability in the first quarter of 2009 and the pharmaceuticals industry initiated several high profile consolidations. Against this backdrop, the market rallied from March through the end of the reporting period. But caution was still warranted as the economy and corporate earnings have yet to show evidence of a true turnaround.

Fund performance has rebounded significantly from the second half of 2008, yet we have made few changes to the names held. While conditions do appear to be improving this year, we feel that there is little visibility and the risk of potential volatility still exists. Last year we felt that market volatility was far greater than fundamental business volatility. The market was fearful and rotational, and there was little differentiation on fundamentals and quality. In our view, we are starting to see some focus on company fundamentals. We feel confident that our long-term perspective is likely to fare well over a three- to five-year horizon. Our investment team continues to focus on quality – the nature and sustainability of competitive advantage and balance sheet strength.

Performance Analysis

All share classes of Morgan Stanley Focus Growth Fund outperformed the Russell 1000® Growth Index (the “Index”) and the Lipper Large-Cap Growth Funds Index for the six months ended June 30, 2009, assuming no deduction of applicable sales charges.

Stock selection in consumer discretionary had the largest positive effect on relative performance during the period, although an overweight there modestly detracted. Within the sector, holdings in the retail and consumer electronics industries were especially additive. The second largest contributor to relative returns was financial services, where both stock selection and an overweight position in the sector were additive. Here the Fund benefited the most from its exposure to the securities brokerage and services industry. Finally, stock selection in technology rounded out the top three contributors to relative performance, despite the negative influence of an underweight in the sector. Positive performance for the Fund was led by the communications technology industry.

Although the Fund outperformed the Index, there were other areas that detracted from relative gains for the period under review. An overweight in the other (multi-industry) sector was the largest detractor, followed by an overweight and stock selection in the autos and transportation sector, where exposure to the transportation logistics industry was the primary underperformer. Stock selection in materials and processing had the third largest negative effect on relative performance, although the Fund benefited slightly from an overweight there. Within the sector, exposure to the building cement industry was the most detrimental to performance.

In our view, the market seems to be stabilizing but until visibility improves, share prices will continue to be susceptible to periods of volatility. Nonetheless, we remain optimistic and continue to focus on company fundamentals rather than macro forecasting. It is our goal to hold a portfolio of high-quality growth stocks we believe may perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high-quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 06/30/09
Amazon.com, Inc.	9.4%
Google Inc. (Class A)	8.7
Apple Inc.	8.0
Ultra Petroleum Corp. (Canada)	7.5
Monsanto Co.	7.1
Tencent Holdings Ltd	4.9
BM&F BOVESPA SA (Brazil)	4.9
Mastercard Inc. Class A	4.5
Brookfield Asset Management Inc. (Class A) (Canada	4.5
Research In Motion Ltd. (Canada)	4.0

TOP FIVE INDUSTRIES as of 06/30/09
Internet Software/Services	17.6%
Internet Retail	9.4
Investment Banks/Brokers	8.6
Computer Processing Hardware	8.0
Financial Conglomerates	8.0

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 65 percent of its assets in a portfolio of common stocks (including depositary receipts). The Fund’s “Investment Adviser,” Morgan Stanley Investment Advisors Inc., seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Fund may also use derivative instruments as discussed in the Fund’s prospectus. These derivative instruments will be counted toward the 65 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Investment Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns — Period Ended June 30, 2009

	Class A Shares	*	Class B Shares	**	Class C Shares	†	Class I Shares	††
	(since 07/28/97)		(since 03/27/80)		(since 07/28/97)		(since 07/28/97)
Symbol	AMOAX		AMOBX		AMOCX		AMODX
1 Year	−32.99%[3]		−33.52%[3]		−33.51%[3]		−32.82%[3]
	−36.51	[4]	−36.84	[4]	−34.17	[4]	—

5 Years	−1.59	[3]	−2.34	[3]	−2.33	[3]	−1.35	[3]
	−2.64	[4]	−2.73	[4]	−2.33	[4]	—

10 Years	−2.80	[3]	−3.37	[3]	−3.54	[3]	−2.58	[3]
	−3.33	[4]	−3.37	[4]	−3.54	[4]	—

Since Inception	1.53	[3]	9.22	[3]	0.76	[3]	1.77	[3]
	1.08	[4]	9.22	[4]	0.76	[4]	—

Gross Expense Ratio	0.99		1.74		1.74		0.74

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund’s current prospectus for complete details on fees and sales charges. Expense ratios are as of each Fund’s fiscal year end as outlined in the Fund’s current prospectus.

*	The maximum front-end sales charge for Class A is 5.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††	Class I has no sales charge.

(1)	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Large-Cap Growth Funds classification as of the date of this report.

(3)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund’s current prospectus for complete details on fees and sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/09 – 06/30/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period@
			01/01/09 –
	01/01/09	06/30/09	06/30/09
Class A
Actual (30.13% return)	$1,000.00	$1,301.30	$6.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.84	$6.01
Class B
Actual (29.66% return)	$1,000.00	$1,296.60	$11.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.12	$9.74
Class C
Actual (29.60% return)	$1,000.00	$1,296.00	$11.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.12	$9.74
Class I
Actual (30.26% return)	$1,000.00	$1,302.60	$5.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.08	$4.76

@	Expenses are equal to the Fund’s annualized expense ratios of 1.20%, 1.95%, 1.95% and 0.95% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were lower than the peer group average. After discussion, the Board concluded that the

Fund’s management fee and total expense ratio were competitive with the peer group average, and that the Fund’s performance was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considers other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the

Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Focus Growth Fund
Portfolio of Investment - June 30, 2009 (unaudited)

NUMBER OF
SHARES		VALUE
	Common Stocks (98.3%)
	Air Freight/Couriers (6.2%)
602,524	C.H. Robinson Worldwide, Inc.	$31,421,627
1,448,835	Expeditors International of Washington, Inc.	48,304,159

		79,725,786

	Biotechnology (2.6%)
838,760	Illumina, Inc. (a)	32,661,314

	Casino/Gaming (2.6%)
937,212	Wynn Resorts, Ltd. (a)	33,083,584

	Chemicals: Agricultural (7.1%)
1,229,568	Monsanto Co.	91,406,085

	Computer Communications (2.5%)
1,701,696	Cisco Systems, Inc. (a)	31,719,613

	Computer Peripherals (0.0%)
206,600	Seagate Technology Inc. (Escrow) (a)	0

	Computer Processing Hardware (8.0%)
722,787	Apple Inc. (a)	102,946,552

	Construction Materials (1.0%)
1,377,698	Cemex SAB de C.V. (ADR) (Mexico) (a)	12,867,699

	Finance/Rental/Leasing (4.5%)
348,006	Mastercard Inc. Class A	58,224,884

	Financial Conglomerates (8.0%)
3,390,129	Brookfield Asset Management Inc. (Class A) (Canada)	57,869,502
2,136,533	Leucadia National Corp. (a)	45,059,481

		102,928,983

	Internet Retail (9.4%)
1,442,939	Amazon.com, Inc. (a)	120,716,277

	Internet Software/Services (17.6%)
166,884	Baidu, Inc. (ADR) (Cayman Islands) (a)	50,247,104
266,438	Google Inc. (Class A) (a)	112,327,596
5,447,600	Tencent Holdings Ltd. (Cayman Islands) (b)	63,427,609

		226,002,309

	Investment Banks/Brokers (8.6%)
10,565,266	BM&F BOVESPA SA (Brazil)	63,084,262
150,579	CME Group Inc.	46,846,633

		109,930,895

	Miscellaneous Commercial Services (0.9%)
575,077	Corporate Executive Board Co. (The)	11,938,599

	Oil & Gas Production (7.5%)
2,475,056	Ultra Petroleum Corp. (Canada) (a)	96,527,184

	Packaged Software (2.2%)
739,400	Salesforce.com (a)	28,222,898

	Property – Casualty Insurers (2.6%)
11,509	Berkshire Hathaway Inc. (Class B) (a)	33,326,957

	Telecommunication Equipment (4.0%)
727,174	Research In Motion Ltd. (Canada) (a)	51,665,713

	Wholesale Distributors (3.0%)
14,598,000	Li & Fung Ltd. (Bermuda) (b)(c)	39,021,827

	Total Common Stocks (Cost $1,450,912,868)	1,262,917,159

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund
Portfolio of Investment - June 30, 2009 (unaudited) continued

NUMBER OF
SHARES (000)		VALUE
	Short-Term Investment (d) (1.8%)
	Investment Company
23,095	Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class (Cost $23,095,388)	$23,095,388

Total Investments (Cost $1,474,008,256) (e)	100.1%	1,286,012,547
Liabilities in Excess of Other Assets	(0.1)	(1,629,301)

Net Assets	100.0%	$1,284,383,246

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	Securities with market value equal to $102,449,436 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Such fair value measurements may be level 2 measurements if observable inputs are available. See Note 8.
(c)	Security trades on a Hong Kong exchange.
(d)	See note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class.
(e)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $159,437,662 and the aggregate gross unrealized depreciation is $347,433,371, resulting in net unrealized depreciation of $187,995,709.

Summary of Investments

		PERCENT OF
		TOTAL
INDUSTRY	VALUE	INVESTMENTS
Internet Software/Services	$226,002,309	17.6%
Internet Retail	120,716,277	9.4
Investment Banks/Brokers	109,930,895	8.5
Computer Processing Hardware	102,946,552	8.0
Financial Conglomerates	102,928,983	8.0
Oil & Gas Production	96,527,184	7.5
Chemicals: Agricultural	91,406,085	7.1
Air Freight/Couriers	79,725,786	6.2
Finance/Rental/Leasing	58,224,884	4.5
Telecommunication Equipment	51,665,713	4.0
Wholesale Distributors	39,021,827	3.0
Property – Casualty Insurers	33,326,957	2.6
Casino/Gaming	33,083,584	2.6
Biotechnology	32,661,314	2.5
Computer Communications	31,719,613	2.5
Packaged Software	28,222,898	2.2
Investment Company	23,095,388	1.9
Construction Materials	12,867,699	1.0
Miscellaneous Commercial Services	11,938,599	0.9

	$1,286,012,547	100.0%

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund
Financial Statements

Statement of Assets and Liabilities
June 30, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $1,450,912,868)	$1,262,917,159
Investment in affiliate, at value (cost $23,095,388)	23,095,388
Cash	3,104
Receivable for:
Shares of beneficial interest sold	488,872
Dividends	470,441
Dividends from affiliate	8,648
Prepaid expenses and other assets	270,420

Total Assets	1,287,254,032

Liabilities:
Payable for:
Shares of beneficial interest redeemed	1,269,371
Investment advisory fee	509,719
Distribution fee	376,323
Transfer agent fee	349,381
Administration fee	93,369
Accrued expenses and other payables	272,623

Total Liabilities	2,870,786

Net Assets	$1,284,383,246

Composition of Net Assets:
Paid-in-capital	$4,404,089,472
Net unrealized depreciation	(187,995,709)
Net investment loss	(6,039,702)
Accumulated net realized loss	(2,925,670,815)

Net Assets	$1,284,383,246

Class A Shares:
Net Assets	$812,078,540
Shares Outstanding (unlimited authorized, $.01 par value)	38,457,161
Net Asset Value Per Share	$21.12

Maximum Offering Price Per Share,
(net asset value plus 5.54% of net asset value)	$22.29

Class B Shares:
Net Assets	$155,696,057
Shares Outstanding (unlimited authorized, $.01 par value)	8,075,574
Net Asset Value Per Share	$19.28

Class C Shares:
Net Assets	$52,584,920
Shares Outstanding (unlimited authorized, $.01 par value)	2,754,515
Net Asset Value Per Share	$19.09

Class I Shares:
Net Assets	$264,023,729
Shares Outstanding (unlimited authorized, $.01 par value)	12,123,725
Net Asset Value Per Share	$21.78

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund
Financial Statements continued

Statement of Operations
For the six months ended June 30, 2009 (unaudited)

Net Investment Loss:
Income
Dividends (net of $246,811 foreign withholding tax)	$4,826,443
Dividends from affiliate	31,470

Total Income	4,857,913

Expenses
Investment advisory fee	2,618,798
Transfer agent fees and expenses	1,992,428
Distribution fee (Class A shares)	889,406
Distribution fee (Class B shares)	817,549
Distribution fee (Class C shares)	238,906
Administration fee	469,301
Shareholder reports and notices	280,012
Custodian fees	48,382
Professional fees	38,415
Registration fees	28,229
Trustees’ fees and expenses	19,332
Other	46,502

Total Expenses	7,487,260

Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(12,209)

Net Expenses	7,475,051

Net Investment Loss	(2,617,138)

Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(69,585,711)
Forward foreign currency contracts	(24,430)
Foreign currency transactions	59,234

Net Realized Loss	(69,550,907)

Net Change in Unrealized Appreciation/Depreciation on Investments	381,386,037

Net Gain	311,835,130

Net Increase	$309,217,992

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX	FOR THE YEAR
	MONTHS ENDED	ENDED
	JUNE 30, 2009	DECEMBER 31, 2008
	(unaudited)

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(2,617,138)	$(13,090,534)
Net realized loss	(69,550,907)	(122,202,097)
Net change in unrealized appreciation/depreciation	381,386,037	(1,240,362,761)

Net Increase (Decrease)	309,217,992	(1,375,655,392)
Net decrease from transactions in shares of beneficial interest	(132,864,198)	(466,769,593)

Net Increase (Decrease)	176,353,794	(1,842,424,985)
Net Assets:
Beginning of period	1,108,029,452	2,950,454,437

End of Period (Including accumulated net investment losses of $6,039,702 and $3,422,564, respectively)	$1,284,383,246	$1,108,029,452

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund
Notes to Financial Statements - June 30, 2009 (unaudited)

1. Organization and Accounting Policies
Morgan Stanley Focus Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, open-end management investment company. The Fund’s investment objective is to seek long term capital growth. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and was reorganized as a Massachusetts business trust on April 6, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

For the period January 1, 2009 to January 20, 2009, the Fund assessed a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class I shares, which was paid directly to the Fund, for shares redeemed or exchanged within seven days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The Board of Trustees approved the elimination of redemption fees, effective January 21, 2009.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (“NYSE”) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of

Morgan Stanley Focus Growth Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (“forward contracts”) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Morgan Stanley Focus Growth Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

E. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Subsequent Events — The Fund considers events or transactions that occur after the date of the statement of assets and liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through August 25, 2009, the date of issuance of these financial statements.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

Morgan Stanley Focus Growth Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.
3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the “Distributor”), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A shares; (ii) Class B – up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the plan of distribution adopted by the Fund (the “Prior Plan”) on April 30, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan’s inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B shares attributable to shares issued, net of related shares redeemed, since the Plan’s inception; and (iii) Class C – up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $54,736,058 at June 30, 2009.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended June 30, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended June 30, 2009, it received contingent deferred sales charges from certain redemptions of the Fund’s Class A shares, Class B shares and Class C shares of $3,237, $118,653 and $2,712, respectively and received $48,587 in front-end sales charges from

Morgan Stanley Focus Growth Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

sales of the Fund’s Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.
4. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. For the six months ended June 30, 2009, advisory fees paid were reduced by $12,209 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $31,470 for the six months ended June 30, 2009. During the six months ended June 30, 2009, cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $166,208,975 and $151,895,324, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2009 aggregated $77,571,887 and $226,264,068, respectively. Included in the aforementioned transactions are purchases and sales of $4,317,200 and $1,356,329, respectively, with other Morgan Stanley funds, including losses of $6,933,292.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2009 included in “trustees’ fees and expenses” in the Statement of Operations amounted to $4,787. At June 30, 2009, the Fund had an accrued pension liability of $80,392, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment

Morgan Stanley Focus Growth Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.
5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

	FOR THE SIX		FOR THE YEAR
	MONTHS ENDED		ENDED
	JUNE 30, 2009		DECEMBER 31, 2008
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	2,700,856	$47,977,093	5,178,609	$142,882,802
Conversion from Class B	355,699	6,326,318	2,384,871	70,119,027
Redeemed	(4,192,688)	(74,920,862)	(9,264,983)	(241,757,003)

Net decrease – Class A	(1,136,133)	(20,617,451)	(1,701,503)	(28,755,174)

CLASS B SHARES
Sold	160,972	2,709,230	496,052	12,455,876
Conversion to Class A	(355,699)	(6,326,318)	(2,499,437)	(70,119,027)
Redeemed	(3,792,031)	(60,676,645)	(8,338,557)	(209,754,120)

Net decrease – Class B	(3,986,758)	(64,293,733)	(10,341,942)	(267,417,271)

CLASS C SHARES
Sold	54,968	919,474	223,023	5,315,834
Redeemed	(383,498)	(6,111,742)	(847,696)	(20,763,956)

Net decrease – Class C	(328,530)	(5,192,268)	(624,673)	(15,448,122)

CLASS I SHARES
Sold	983,128	16,477,627	1,483,161	40,619,437
Redeemed	(3,251,275)	(59,238,373)	(7,360,360)	(195,768,463)

Net decrease – Class I	(2,268,147)	(42,760,746)	(5,877,199)	(155,149,026)

Net decrease in Fund	(7,719,568)	$(132,864,198)	(18,545,317)	$(466,769,593)

6. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent. For the six months ended June 30, 2009, the Fund did not have an expense offset.
7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature.

Morgan Stanley Focus Growth Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of December 31, 2008, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital and foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year) and capital loss deferrals on wash sales.
8. Fair Valuation Measurements
The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Focus Growth Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments carried at value:

	FAIR VALUE MEASUREMENTS AT JUNE 30, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Common Stocks
AIR FREIGHT/COURIERS	$79,725,786	$79,725,786	—	—
BIOTECHNOLOGY	32,661,314	32,661,314	—	—
CASINO/GAMING	33,083,584	33,083,584	—	—
CHEMICALS: AGRICULTURAL	91,406,085	91,406,085	—	—
COMPUTER COMMUNICATIONS	31,719,613	31,719,613	—	—
COMPUTER PERIPHERALS	0	—	—	0
COMPUTER PROCESSING HARDWARE	102,946,552	102,946,552	—	—
CONSTRUCTION MATERIALS	12,867,699	12,867,699	—	—
FINANCE/RENTAL/LEASING	58,224,884	58,224,884	—	—
FINANCIAL CONGLOMERATES	102,928,983	102,928,983	—	—
INTERNET RETAIL	120,716,277	120,716,277	—	—
INTERNET SOFTWARE/SERVICES	226,002,309	162,574,700	$63,427,609	—
INVESTMENT BANKS/BROKERS	109,930,895	109,930,895	—	—
MISCELLANEOUS COMMERCIAL SERVICES	11,938,599	11,938,599	—	—
OIL & GAS PRODUCTION	96,527,184	96,527,184	—	—
PACKAGED SOFTWARE	28,222,898	28,222,898	—	—
PROPERTY — CASUALTY INSURERS	33,326,957	33,326,957	—	—
TELECOMMUNICATION EQUIPMENT	51,665,713	51,665,713	—	—
WHOLESALE DISTRIBUTORS	39,021,827	—	39,021,827	—

Total Common Stocks	1,262,917,159	1,160,467,723	102,449,436	—

Short-Term Investments — Investment Company	23,095,388	23,095,388	—	—

Total	$1,286,012,547	$1,183,563,111	$102,449,436	—

The Fund held one level 3 security with a value of $0 for the entire period.
9. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund’s foreign currency

Morgan Stanley Focus Growth Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

exposure or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Fund.

Forward Foreign Currency Contracts  The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

For the six months ended June 30, 2009, the proceeds from sales of forward foreign currency contracts were $15,771,400.

The Fund adopted FASB Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), effective December 1, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2009

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
PRIMARY RISK EXPOSURE	BALANCE SHEET LOCATION	FAIR VALUE	BALANCE SHEET LOCATION	FAIR VALUE

Foreign Exchange Risk	Unrealized appreciation on open forward foreign currency contracts	—	Unrealized depreciation on open forward foreign currency contracts	—

Morgan Stanley Focus Growth Fund
Notes to Financial Statements - June 30, 2009 (unaudited) continued

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the six months ended June 30, 2009.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
FORWARD FOREIGN
PRIMARY RISK EXPOSURE	CURRENCY CONTRACTS

Foreign Exchange Risk	($24,430)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
FORWARD FOREIGN
PRIMARY RISK EXPOSURE	CURRENCY CONTRACTS

Foreign Exchange Risk	—

10. Accounting Pronouncements
On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of June 30, 2009 and it did not have a material impact on the Fund’s financial statements. The disclosures required by FSP 157-4 are included in Note 8 of the financial statements.

In May 2009, FASB issued Statement of Financial Accounting Standards No. 165 (“SFAS 165”), Subsequent Events, which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS No. 165 as of June 30, 2009. Although the adoption of SFAS No. 165 did not materially impact its financial position, results of operations, or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification’s content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

Morgan Stanley Focus Growth Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX
	MONTHS ENDED			FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2009			2008		2007	2006	2005	2004
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.23			$34.23		$27.89	$27.89	$24.42	$22.55

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.03)			(0.13)		0.05	(0.13)	(0.08)	0.07
Net realized and unrealized gain (loss)	4.92			(17.87)		6.29	0.13	3.55	1.80

Total income (loss) from investment operations	4.89			(18.00)		6.34	0.00	3.47	1.87

Net asset value, end of period	$21.12			$16.23		$34.23	$27.89	$27.89	$24.42

Total Return(2)	30.13%(6)			(52.59)%		22.73%	0.00%	14.21%	8.29%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.20%(4	)(7)		0.99%(4)		1.00%(4)	1.00%	1.01%	0.97%
Net investment income (loss)	(0.37)		%(4)(7)	(0.48)	%(4)	0.14%(4)	(0.48)%	(0.30)%	0.29%
Rebate from Morgan Stanley affiliate	0.00%(5	)(7)		0.00%(5)		0.00%(5)	—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$812,079			$642,610		$1,413,482	$1,306,629	$1,292,126	$259,778
Portfolio turnover rate	7%(6)			31%		48%	98%	65%	131%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED			FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2009			2008		2007		2006	2005	2004
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.87			$31.61		$25.95		$26.14	$23.07	$21.47

Income (loss) from investment operations:
Net investment loss(1)	(0.09)			(0.33)		(0.18)		(0.31)	(0.24)	(0.10)
Net realized and unrealized gain (loss)	4.50			(16.41)		5.84		0.12	3.31	1.70

Total income (loss) from investment operations	4.41			(16.74)		5.66		(0.19)	3.07	1.60

Net asset value, end of period	$19.28			$14.87		$31.61		$25.95	$26.14	$23.07

Total Return(2)	29.66%(6)			(52.96)%		21.81%		(0.73)%	13.31%	7.45%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.95%(4	)(7)		1.74%(4)		1.75%(4)		1.76%	1.76%	1.73%
Net investment loss	(1.12)		%(4)(7)	(1.23)	%(4)	(0.61)	%(4)	(1.24)%	(1.05)%	(0.47)%
Rebate from Morgan Stanley affiliate	0.00%(5	)(7)		0.00%(5)		0.00%(5)		—	—	—
Supplemental Data:
Net assets, end of period, in millions	$156			$179		$708		$959	$1,302	$2,968
Portfolio turnover rate	7%(6)			31%		48%		98%	65%	131%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED			FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2009			2008		2007		2006	2005	2004
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.73			$31.30		$25.69		$25.89	$22.84	$21.25

Income (loss) from investment operations:
Net investment loss(1)	(0.09)			(0.31)		(0.17)		(0.31)	(0.24)	(0.10)
Net realized and unrealized gain (loss)	4.45			(16.26)		5.78		0.11	3.29	1.69

Total income (loss) from investment operations	4.36			(16.57)		5.61		(0.20)	3.05	1.59

Net asset value, end of period	$19.09			$14.73		$31.30		$25.69	$25.89	$22.84

Total Return(2)	29.60%(6)			(52.94)%		21.79%		(0.73)%	13.35%	7.48%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.95%(4	)(7)		1.74%(4)		1.75%(4)		1.76%	1.73%	1.71%
Net investment loss	(1.12)		%(4)(7)	(1.23)	%(4)	(0.61)	%(4)	(1.24)%	(1.02)%	(0.45)%
Rebate from Morgan Stanley affiliate	0.00%(5	)(7)		0.00%(5)		0.00%(5)		—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$52,585			$45,406		$116,042		$118,707	$126,506	$154,078
Portfolio turnover rate	7%(6)			31%		48%		98%	65%	131%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund
Financial Highlights continued

	FOR THE SIX
	MONTHS ENDED			FOR THE YEAR ENDED DECEMBER 31,
	JUNE 30, 2009			2008		2007	2006	2005	2004
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.72			$35.17		$28.58	$28.51	$24.91	$22.95

Income (loss) from investment operations:
Net investment income (loss)(1)	(0.01)			(0.07)		0.13	(0.07)	(0.01)	0.13
Net realized and unrealized gain (loss)	5.07			(18.38)		6.46	0.14	3.61	1.83
Total income (loss) from investment operations	5.06			(18.45)		6.59	0.07	3.60	1.96

Net asset value, end of period	$21.78			$16.72		$35.17	$28.58	$28.51	$24.91

Total Return(2)	30.26%(6)			(52.46)%		23.02%	0.28%	14.45%	8.54%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	0.95%(4	)(7)		0.74%(4)		0.75%(4)	0.76%	0.76%	0.73%
Net investment income (loss)	(0.12)		%(4)(7)	(0.23)	%(4)	0.39%(4)	(0.24)%	(0.05)%	0.53%
Rebate from Morgan Stanley affiliate	0.00%(5	)(7)		0.00%(5)		0.00%(5)	—	—	—
Supplemental Data:
Net assets, end of period, in thousands	$264,024			$240,596		$712,827	$761,454	$558,680	$626,205
Portfolio turnover rate	7%(6)			31%		48%	98%	65%	131%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Calculated based on the net asset value as of the last business day of the period.
(3)	Reflects overall Fund ratios for investment income and non-class specific expenses.
(4)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(5)	Amount is less than 0.005%.
(6)	Not annualized.
(7)	Annualized.

See Notes to Financial Statements

Morgan Stanley Focus Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management’s U.S. investment advisers and to current and former individual investors in certain U.S. mutual funds advised by Morgan Stanley and its affiliates.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“other Morgan Stanley companies”), including but not limited to our global financial services affiliates that are part of our integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

Morgan Stanley Focus Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

A. Information we disclose to other Morgan Stanley companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

B. Information we disclose to third parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf.

Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor’s affiliation with Morgan Stanley ends and he/she joins a nonaffiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client

Morgan Stanley Focus Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?
We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?
You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at 800.350.6414 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Morgan Stanley Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your

Morgan Stanley Focus Growth Fund
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information (“opt-in”). If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Focus Growth Fund

Semiannual
Report

June 30, 2009

AMOSAN
IU09-03584P-Y06/09

Item 2. Code of Ethics.
Not applicable for semiannual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semiannual reports.
Item 4. Principal Accountant Fees and Services
Not applicable for semiannual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semiannual reports.
Item 6.
(a) Refer to Item 1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semiannual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Item 9. Closed-End Fund Repurchases
Applicable to reports filed by closed-end funds.
Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.

Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) Code of Ethics — Not applicable for semiannual reports.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Focus Growth Fund

/s/ Randy Takian Randy Takian
Principal Executive Officer
August 20, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian Randy Takian
Principal Executive Officer
August 20, 2009

/s/ Francis Smith Francis Smith
Principal Financial Officer
August 20, 2009

3